Exhibit 99.1

GroGenesis, Inc.
(Formerly Lisboa Leisure, Inc.)
Pro Forma Financial Statements
(A Development Stage Company)
(Unaudited)


Pro Forma Balance Sheet as at November 30, 2013...........................  PF-2

Pro Forma Statement of Operations for the Six Months
Ended November 30, 2013...................................................  PF-3

Notes to the Pro Forma Financial Statements...............................  PF-4

GroGenesis, Inc.
(Formerly Lisboa Leisure, Inc.)
Pro Forma Balance Sheet
As at November 30, 2013
(A Development Stage Company)
(Unaudited)

                                                            GroGenesis
                                                              As at               Pro Forma
                                                            November 30,         Adjustments
                                                               2013                Note 3             Pro Forma
                                                            ----------           ----------           ----------
                                                                $                    $                    $
ASSETS

Current assets
  Cash                                                              31                   --                   31
  Prepaid expense                                                   --    (c)         8,400                8,400
                                                            ----------           ----------           ----------

Total current assets                                                31                8,400                8,431

Non-current assets
  Prepaid expense - Long term portion                               --    (c)        16,800               12,600
                                                                          (e)        (4,200)
  Property, plant and equipment                                     --    (b)       124,529              124,529
  Intangible assets                                                 --    (a)     1,342,101            1,342,101
                                                            ----------           ----------           ----------

Total assets                                                        31            1,487,630            1,487,661
                                                            ==========           ==========           ==========

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
  Accounts payable and accrued liabilities                       3,990                   --                3,990
  Advance                                                       21,750                   --               21,750
                                                            ----------           ----------           ----------

Total liabilities                                               25,740                   --               25,740
                                                            ----------           ----------           ----------
Stockholders' deficit
  Common stock: $0.001 par value, 200,000,000
   authorized, 155,000,000 issued and outstanding
   as of November 30, 2013                                     135,000    (a)        12,500              155,000
                                                                          (b)         5,000
                                                                          (c)         2,500
  Additional paid-in capital                                   (84,000)   (a)     1,329,601            1,387,830
                                                                          (b)       119,529
                                                                          (c)        22,700
  Deficit accumulated during the development stage             (76,709)   (e)        (4,200)             (80,909)
                                                            ----------           ----------           ----------

Total stockholders' deficit                                    (25,709)           1,487,630            1,461,921
                                                            ----------           ----------           ----------

Total liabilities and stockholders' deficit                         31            1,487,630            1,487,661
                                                            ==========           ==========           ==========

               The accompanying notes are an integral part of the
                   unaudited pro forma financial statements.

GroGenesis, Inc.
(Formerly Lisboa Leisure, Inc.)
Pro Forma Statement of Operations
For the Three Months Ended November 30, 2013
(A Development Stage Company)
(Unaudited)

                                                            GroGenesis
                                                              As at               Pro Forma
                                                            November 30,         Adjustments
                                                               2013                Note 3            Pro Forma
                                                            ----------           ----------          ----------
                                                                $                    $                    $
Expenses:
  General and administrative                                     2,014    (d)         2,100               4,114
  Professional fees                                              2,000                   --               2,000
                                                            ----------           ----------          ----------
                                                                 4,014                2,100               6,114
                                                            ----------           ----------          ----------

Net loss                                                        (4,014)               2,100              (6,114)
                                                            ==========           ==========          ==========
Pro forma net loss per share - basic
 and diluted (Note 4)                                                                                        --

Pro forma weighted average shares outstanding -
 basic and diluted                                                                                  155,000,000


               The accompanying notes are an integral part of the
                   unaudited pro forma financial statements.

GroGenesis, Inc.
(Formerly Lisboa Leisure, Inc.)
Pro Forma Statement of Operations
For the Six Months Ended November 30, 2013
(A Development Stage Company)
(Unaudited)




                                                     GroGenesis
                                                     Six Months
                                                       Ended              Pro Forma
                                                    November 30,         Adjustments
                                                        2013                Note 3            Pro Forma
                                                     ----------           ----------          ----------
                                                         $                    $                   $
Expenses:
  General and administrative                              2,982  (e)           4,200               7,182
   Professional fees                                      6,000                   --               6,000
                                                     ----------           ----------          ----------
                                                          8,982                4,200              13,182
                                                     ----------           ----------          ----------

Net loss                                                 (8,982)               4,200             (13,182)
                                                     ==========           ==========          ==========


Pro forma net loss per share - basic and
 diluted (Note 4)                                                                                     --

Pro forma weighted average shares outstanding -
 basic and diluted                                                                           155,000,000


               The accompanying notes are an integral part of the
                   unaudited pro forma financial statements.

GroGenesis, Inc.
(Formerly Lisboa Leisure, Inc.)
Notes to Pro Forma Financial Statements
(A Development Stage Company)
(Unaudited)

1. Basis of Presentation

These unaudited pro forma financial statements ("pro forma financial statements") have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of the Company.

These pro forma financial statements have been compiled from and include:

     (a) an unaudited pro forma balance sheet of GroGenesis, Inc. (the "Company") as at November 30, 2013, giving effect to the transactions as if they occurred on June 1, 2013.

     (b) an unaudited pro forma statement of operations of the Company for the three months ended November 30, 2013, giving effect to the transactions as if they occurred on June 1, 2013.

     (c) an unaudited pro forma statement of operations of the Company for the six months ended November 30, 2013, giving effect to the transactions as if they occurred on June 1, 2013.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of the Company for the year ended May 31, 2013.

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company's accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments are based in part on provisional estimates of the fair value of the shares issued. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

2. Proposed Transactions

Pursuant to an Asset Purchase Agreement dated September 30, 2013, with Joseph Fewer, doing business as Hacienda Acres ("Hacienda Agreement"), the Company agreed to acquire intellectual property as well as all related assets necessary for operating a plant growth enhancement product ("Plant Surfactant") manufacture and sale business. In consideration, the Company agreed to issue 12,500,000 shares of restricted common stock. In addition, the Company also agreed to incorporate a wholly-owned subsidiary that will hold these assets and conduct operations, and execute a consulting agreement with Joseph Fewer whereby he will receive $5,000 per month. The consulting agreement will become effective on the date that the Company raises a minimum of $500,000 to fund operations.

Pursuant to an Asset Purchase Agreement dated September 30, 2013, with Stephen Moseley ("Moseley Agreement"), the Company agreed to acquire certain equipment used in conjunction with the production, marketing and sale of the Plant Surfactant. In consideration, the Company agreed to issue 5,000,000 shares of restricted common stock. In addition, the Company also agreed to execute a consulting agreement with Stephen Moseley whereby he will receive $5,000 per month. The consulting agreement will become effective on the date that the Company raises a minimum of $500,000 to fund operations.

Pursuant to an Easement Agreement dated September 30, 2013, with Joseph Fewer and Denise Fewer ("Easement Agreement"), the Company agreed to acquire the exclusive right to 10 acres of farm property located in Aylmer, Ontario, Canada, to operate as a demonstration farm in order to evaluate and exhibit the effects of using the Plant Surfactant for an initial term of 3 years. In consideration, the Company agreed to issue 2,500,000 shares of restricted common stock.

3. Pro Forma Assumptions and Adjustments

The unaudited pro forma financial statements incorporate the following pro forma assumptions and adjustments:

     (a) Upon execution of the Hacienda Agreement, the Company agreed to issue 12,500,000 shares of restricted common stock in exchange for intellectual property and related assets necessary for operating a Plant Surfactant manufacture and sale business. The fair value of the 12,500,000 shares of common stock of $1,342,101 has been recorded as intangible assets.

     (b) Upon execution of the Moseley Agreement, the Company agreed to issue 5,000,000 shares of restricted common stock in exchange for certain equipment used in conjunction with the production, marketing and sale of the Plant Surfactant. The fair value of the 5,000,000 shares of common stock of $124,529 has been recorded as property, plant and equipment.

     (c) Upon execution of the Easement Agreement, the Company agreed to issue 2,500,000 shares of restricted common stock in exchange for the exclusive right to 10 acres of farm property for an initial term of 3 years. The fair value of the 2,500,000 shares of common stock of $25,200 has been recorded as a prepaid expense, of which $14,700 is recognized as a long-term asset.

     (d) During the three months ended November 30, 2013, the Company recognized $2,100 of rent expense related to the amortization of the easement prepayment.

     (e) During the six months ended November 30, 2013, the Company recognized $4,200 of rent expense related to the amortization of the easement prepayment.

4. Pro Forma Net Loss Per Share

Pro forma basic and diluted net loss per share for the three and six months ended November 30, 2013, have been calculated based on the weighted average number of common stock issued during the period plus all common stock issuances relating to the proposed transactions. The common stock issued pursuant to the proposed transactions have been treated as issued on June 1, 2013.

                                                                         Three Months            Six Months
                                                                            Ended                  Ended
                                                                         November 30,           November 30,
                                                                             2013                   2013
                                                                         ------------           ------------
Basic pro forma net loss per share computation

Numerator:
  Pro forma net loss available to shareholders                           $     (6,114)          $    (13,182)
                                                                         ------------           ------------
Denominator:
  Weighted average shares of common stock outstanding                     135,000,000            135,000,000
  Shares issued pursuant to Hacienda Agreement                             12,500,000             12,500,000
  Shares issued pursuant to Moseley Agreement                               5,000,000              5,000,000
  Shares issued pursuant to Easement Agreement                              2,500,000              2,500,000
                                                                         ------------           ------------
Pro forma weighted average shares outstanding - basic and diluted         155,000,000            155,000,000
                                                                         ============           ============

Pro forma net loss per share - basic and diluted                                   --                     --
                                                                         ============           ============